SUPPLEMENT

DATED JUNE 22, 2012 TO

 HARTFORD GLOBAL GROWTH HLS FUND

(A SERIES OF HARTFORD SERIES FUND, INC.)

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2012

Effective June 27, 2012, John A. Boselli, CFA, has been added as a portfolio manager of   Hartford Global Growth HLS Fund.

1.             Accordingly, the following change is being made to the above referenced Prospectus and Summary Prospectus:

A.            Under the heading “MANAGEMENT” in the Summary Prospectus the following information is added:

Portfolio Manager	Title	Involved with Fund Since

John A. Boselli, CFA	Director and Equity Portfolio Manager	2012

B.            Under the heading “PRINCIPAL INVESTMENT STRATEGY” in the Summary Prospectus and the heading “SUMMARY SECTION — PRINCIPAL INVESTMENT STRATEGY” in the Prospectus, the third sentence of the first paragraph is deleted in its entirety and replaced with the following:

The Fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $1 billion

2.             In addition, the following change is being made to the above referenced Prospectus:

Under the heading “THE INVESTMENT MANAGER AND SUB-ADVISER — Portfolio Managers” in the Prospectus, the following information is added:

John A. Boselli, CFA, Director and Equity Portfolio Manager affiliated with Wellington Management, has served as portfolio manager for the Fund since 2012.  Mr. Boselli joined Wellington Management as an investment professional in 2002.

This Supplement should be retained with your Prospectus for future reference.